UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  May 31

Date of reporting period:  11/30/2015

Item 1.  Reports to Stockholders.

Semiannual Report	11/30/2015

Oppenheimer Global Multi Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	BofA Merrill Lynch 3- Month U.S. Treasury Bill Index
6-Month	-4.09%	-9.60%	0.01%
1-Year	-3.01	-8.59	0.02
5-Year	1.07	-0.12	0.07
Since Inception (3/5/07)	1.40	0.72	0.77

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -4.09% during the reporting period. In comparison, the Fund underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.01%, as absolute return strategies generally underperformed short-term U.S. Government debt securities.

MARKET OVERVIEW

Numerous concerns resulted in market volatility during the reporting period, including the impact of slowing Chinese growth on commodities prices and the global economy, the strength of the U.S. dollar, along with the timing and impact of U.S. interest rate hikes. After several years of strong returns across risk assets, these factors led to market volatility. Few asset classes were spared with most falling into correction territory relative to first-half of 2015 records. Slightly above average valuations in most major risk asset classes by their 2015 peaks left them incrementally more vulnerable to profit taking as negative macro catalysts emerged. Shortly after the reporting period ended, the Federal Reserve (the “Fed”) finally raised rates to 0.25%.

FUND REVIEW

During the reporting period, three of the four major alternative strategy categories experienced losses, led by Global Macro and Equity Market Neutral. Fixed Income Alternatives declined to a lesser degree. Global Macro, which involves tactical positioning in broad asset and/or sector classes, was negatively impacted by our tactical tilts on credit. During the reporting period, we reduced our exposure to credit by hedging our high yield exposure, but this hedging was not effective as we proportionately held more energy bonds than the hedge. We succeeded in positioning tactically for the correction in the equity markets through long positions in U.S. Treasuries while at the same time having short positions in U.S. equities. In addition to these tilts, we had a long U.S. dollar bias in our currency positions that worked in our favor. However, the aggregate gains from these tactical positions could not offset the losses from our credit exposure.

The Fund’s Equity Market Neutral strategy involves investments in equity securities while seeking to minimize systematic equity risk. Equity Market Neutral detracted from performance because of a strategy within it that seeks to buy stocks that are expected to outperform their relevant equity index using factors we believe work best in the current environment. Unfortunately, this strategy did not work in our favor as the Canadian and Hong Kong versions underperformed. Equity Market Neutral also generated negative performance from an underlying strategy of screening stocks based on their volatility

3      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

measures. The two strategies within Equity Market Neutral that generated positive results were our strategy of screening S&P 500 stocks using momentum and value factors, and our merger arbitrage strategy, which screens for companies that have received tender offers. In the merger arbitrage strategy, we held names that surged in price even though we had bought them after the tender had been made to them by the acquiring company.

The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such as event-linked or catastrophe (“cat”) bonds. Fixed Income Alternatives’ negative return was largely due to the cat bond strategy, which involves screening for cat bonds with more remote loss triggers. The cat bond strategy held Multicat Mexico Ltd. 2012 C, which traded near complete default level because of Hurricane Patricia, a powerful storm that struck the central pacific coastline of Mexico.

Volatility, which involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets, produced a modest positive return this reporting period. We generated positive returns from tactically buying equity volatility through VX-CBOE Volatility Index (VIX) futures during the market correction and opportunistically selling currency option straddles on the yen in an effort to monetize volatility in that currency. Volatility also received positive return contributions from its opportunistic currency option and equity variance strategies.

STRATEGY & OUTLOOK

The Fed implemented its first rate hike in December 2015. Given continued sluggish recovery from abroad, we believe that the Fed will take a measured paced in its future rate hikes. While we anticipate continued volatility in the oil markets in the near term, we believe that oil will begin to find its bottom in 2016. The two-year bear market in crude products should begin to impact suppliers’ bottom line, which can lead to the shrinkage in oil production and allow oil prices to level off.

Caleb Wong
Portfolio Manager

4      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Top Holdings and Allocations

PORTFOLIO ALLOCTION

Short-Term Notes	27.9%
Non-Convertible Corporate Bonds and Notes	27.2
Event-Linked Bonds
Windstorm	7.0
Multiple Event	6.6
Earthquake	5.2
Other	1.6
Longevity	0.4
Common Stocks	12.6
Investment Companies
Oppenheimer Master Loan Fund, LLC	5.4
PowerShares Senior Loan Portfolio Exchange Traded Fund	5.3
Oppenheimer Institutional Money Market Fund	0.4
Mortgage-Backed Obligations Government Agency	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on the total market value of investments.

TOP TEN HOLDINGS

United States Treasury Bills, 0.187%, 3/10/16	25.3%
Oppenheimer Master Loan Fund, LLC	4.9
PowerShares Senior Loan Portfolio Exchange Traded Fund	4.8
Everglades Re Ltd. Catastrophe Linked Nts., 9.653%, 3/28/16	0.5
Akibare II Ltd. Catastrophe Linked Nts., 3.918%, 4/13/16	0.5
Kizuna Re II Ltd. Catastrophe Linked Nts., 2%, 4/5/19	0.5
Benu Capital Ltd. Catastrophe Linked Nts., 3.35%, 1/8/20	0.4
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	0.4
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.673%, 5/9/16	0.4
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts., 8.173%, 6/6/16	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

5      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-4.09%	-3.01%	1.07%	1.40%

Class C (OARCX)	1/27/12	-4.46%	-3.75%	N/A	2.38%

Class I (OAIIX)	1/27/12	-3.94%	-2.71%	N/A	3.49%

Class Y (OARYX)	1/27/12	-4.03%	-2.88%	N/A	3.24%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OARAX)	3/5/07	-9.60%	-8.59%	-0.12%	0.72%

Class C (OARCX)	1/27/12	-5.41%	-4.69%	N/A	2.38%

Class I (OAIIX)	1/27/12	-3.94%	-2.71%	N/A	3.49%

Class Y (OARYX)	1/27/12	-4.03%	-2.88%	N/A	3.24%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index. The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

6      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Actual	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015

Class A	$1,000.00	$959.10	$6.63

Class C	1,000.00	955.40	10.72

Class I	1,000.00	960.60	5.21

Class Y	1,000.00	959.70	6.14

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.25	6.83

Class C	1,000.00	1,014.10	11.04

Class I	1,000.00	1,019.70	5.37

Class Y	1,000.00	1,018.75	6.33

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios

Class A	1.35%

Class C	2.18

Class I	1.06

Class Y	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2015 Unaudited

	Shares	Value

Common Stocks—11.4%

Consumer Discretionary—0.9%

Media—0.6%

Cablevision Systems Corp., Cl. A	10,921	$333,090

Journal Media Group, Inc.	32,178	388,067

		721,157

Specialty Retail—0.3%

Pep Boys-Manny Moe & Jack (The)[1]	25,833	401,187

Consumer Staples—1.2%

Food & Staples Retailing—0.9%

Liberator Medical Holdings, Inc.	114,870	380,220

Rite Aid Corp.[1]	43,055	339,273

Roundy’s, Inc.[1]	107,428	384,592

		1,104,085

Food Products—0.3%

Boulder Brands, Inc.[1]	34,875	381,184

Energy—0.3%

Oil, Gas & Consumable Fuels—0.3%

Niska Gas Storage Partners LLC, Cl. U1,2	92,791	296,931

Financials—2.0%

Capital Markets—0.1%

Goldman Sachs Group, Inc. (The)	854	162,277

Commercial Banks—0.0%

Banner Corp.	438	22,995

Camden National Corp.	111	4,988

		27,983

Diversified Financial Services—0.0%

Tiptree Financial, Inc., Cl. A	621	4,266

Insurance—1.2%

Enstar Group Ltd.[1]	288	44,384

Fidelity & Guaranty Life	14,393	369,612

Phoenix Cos., Inc. (The)[1]	10,453	375,576

StanCorp Financial Group, Inc.	3,248	369,103

Symetra Financial Corp.	11,637	366,333

		1,525,008

Real Estate Investment Trusts (REITs)—0.6%

BioMed Realty Trust, Inc.	16,055	376,811

Strategic Hotels & Resorts, Inc.[1]	26,868	380,451

		757,262

Thrifts & Mortgage Finance—0.1%

Essent Group Ltd.[1]	1,938	47,908

Health Care—1.2%

Biotechnology—0.6%

Chelsea Therapeutics, Inc.[1,3]	40,295	—

10      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Biotechnology (Continued)

Dyax Corp.[1]	10,393	$349,828

Ocata Therapeutics, Inc.[1]	45,406	389,584

		739,412

Health Care Technology—0.3%

MedAssets, Inc.[1]	12,364	372,527

Pharmaceuticals—0.3%

Ambit Biosciences Corp.[1,3]	23,568	14,141

Durata Therapeutics[1,3]	14,998	—

Furiex Pharmaceuticals, Inc.[1,3]	2,446	11,949

Teva Pharmaceutical Industries Ltd.[1]	940	—

ZS Pharma, Inc.[1]	4,294	386,288

		412,378

Industrials—0.6%

Aerospace & Defense—0.3%

Precision Castparts Corp.	1,613	373,474

Air Freight & Couriers—0.3%

UTi Worldwide, Inc.[1]	54,077	378,539

Building Products—0.0%

Griffon Corp.	745	13,514

Information Technology—2.8%

Electronic Equipment, Instruments, & Components—0.3%

RealD, Inc.[1]	35,182	369,411

Internet Software & Services—0.3%

Benefitfocus, Inc.[1]	430	17,424

Constant Contact, Inc.[1]	12,112	378,984

Endurance International Group Holdings, Inc.[1]	1,964	27,437

Limelight Networks, Inc.[1]	2,100	3,549

		427,394

IT Services—0.0%

MoneyGram International, Inc.[1]	796	6,989

Semiconductors & Semiconductor Equipment—0.7%

Fairchild Semiconductor International, Inc., Cl. A1	19,164	374,465

PMC-Sierra, Inc.[1]	36,792	435,249

		809,714

Software—1.2%

King Digital Entertainment plc	21,584	381,821

SolarWinds, Inc.[1]	6,433	375,880

Solera Holdings, Inc.	6,816	366,292

TeleCommunication Systems, Inc., Cl. A1	77,038	379,027

		1,503,020

Technology Hardware, Storage & Peripherals—0.3%

Hutchinson Technology, Inc.[1]	107,621	397,121

11      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Materials—0.9%

Chemicals—0.6%

Airgas, Inc.	2,677	$369,961

Cytec Industries, Inc.	4,985	373,227

		743,188

Paper & Forest Products—0.3%

Wausau Paper Corp.	37,227	381,205

Telecommunication Services—0.6%

Diversified Telecommunication Services—0.3%

Premiere Global Services, Inc.[1]	27,289	378,498

Wireless Telecommunication Services—0.3%

NII Holdings, Inc.[1]	3,028	20,924

NTELOS Holdings Corp.[1]	40,920	375,236

		396,160

Utilities—0.9%

Gas Utilities—0.6%

AGL Resources, Inc.	5,664	354,396

Piedmont Natural Gas Co., Inc.	6,312	367,043

		721,439

Independent Power and Renewable Electricity Producers—0.0%

EME Reorganization Trust	260,360	1,042

NRG Energy, Inc.	856	10,582

		11,624

Multi-Utilities—0.3%

TECO Energy, Inc.	13,773	362,505

Total Common Stocks (Cost $14,421,634)		14,227,360

	Principal Amount

Mortgage-Backed Obligations—0.4%

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 0.00%, 7/1/26[4,5]	$202,104	42,670
Series 2815, Cl. PT, 0.00%, 11/15/32[4,5]	95,906	5,411
Series 2922, Cl. SE, 5.578%, 2/15/35[4]	21,615	4,021
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	30,862	8,211
Series 3031, Cl. BI, 2.336%, 8/15/35[4]	294,230	71,371
Series 3201, Cl. SG, 3.213%, 8/15/36[4]	112,625	22,349
Series 3606, Cl. SN, 0.837%, 12/15/39[4]	135,080	24,513

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 5.006%, 5/25/33[4]	48,876	8,715
Series 2003-52, Cl. NS, 0.00%, 6/25/23[4,5]	68,760	9,067
Series 2004-56, Cl. SE, 12.564%, 10/25/33[4]	93,320	19,488
Series 2005-12, Cl. SC, 8.314%, 3/25/35[4]	10,259	2,063
Series 2005-14, Cl. SE, 18.649%, 3/25/35[4]	176,360	28,751
Series 2005-6, Cl. SE, 15.814%, 2/25/35[4]	198,584	39,577
Series 2005-87, Cl. SE, 13.383%, 10/25/35[4]	125,920	20,373
Series 2006-53, Cl. US, 15.064%, 6/25/36[4]	98,063	17,244
Series 2007-88, Cl. XI, 22.491%, 6/25/37[4]	175,496	30,726

12      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2010-116, Cl. BI, 0.00%, 8/25/20[4,5]	$238,169	$17,916
Series 2011-96, Cl. SA, 4.876%, 10/25/41[4]	505,733	91,151

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security, Series 2002-76, Cl. SG, 5.736%, 10/16/29[4]	202,781	45,255

Total Mortgage-Backed Obligations (Cost $420,857)		508,872

Non-Convertible Corporate Bonds and Notes—24.7%

Consumer Discretionary—3.8%

Auto Components—0.3%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	356,783

Automobiles—0.2%

FCA US LLC/CG Co.-Issuer, Inc., 8.25% Sec. Nts., 6/15/21	250,000	269,812

Diversified Consumer Services—0.3%

Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[6]	400,000	307,500

Hotels, Restaurants & Leisure—1.1%

Caesars Entertainment Operating Co., Inc., 10% Sec. Nts., 12/15/18[7]	250,000	82,500

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	261,550

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[6]	250,000	239,220

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	215,250

Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	250,000	193,750

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[6]	450,000	407,250

		1,399,520

Media—1.8%

CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	350,000	366,697

Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	300,000	296,250

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	350,000	325,937

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	241,850

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[6]	250,000	247,500

Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[6]	350,000	362,688

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[6]	350,000	339,500

		2,180,422

Specialty Retail—0.1%

Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[6]	200,000	152,000

Consumer Staples—0.8%

Food Products—0.8%

Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[6]	200,000	187,500

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[6]	200,000	182,040

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[6]	200,000	197,500

13      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food Products (Continued)

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	$350,000	$365,642

		932,682

Energy—3.1%

Energy Equipment & Services—0.2%

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	225,000	109,125

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	250,000	75,000

		184,125

Oil, Gas & Consumable Fuels—2.9%

Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21	250,000	5,937

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	250,000	245,000

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	350,000	231,000

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[6]	200,000	177,840

Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	200,000	117,000
5.50% Sr. Sub. Nts., 5/1/22	100,000	62,500

Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	369,031

EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	299,250

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[6]	200,000	192,550

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	77,500

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	52,000

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[6]	350,000	310,625

Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[6]	250,000	81,250

Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	79,970

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	250,000	128,113

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	350,000	340,375

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	83,750

Williams Cos., Inc. (The), 4.55% Sr. Unsec. Nts., 6/24/24	350,000	287,674

Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	350,000	308,522

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[6]	200,000	192,800

		3,642,687

Financials—4.8%

Capital Markets—0.3%

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	365,750

Commercial Banks—2.7%

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[6]	200,000	189,000

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[6]	200,000	182,631

Banco Pan SA, 8.50% Sub. Nts., 4/23/20[6]	225,000	186,750

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	550,000	541,420

CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	350,000	357,767

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[6]	250,000	238,750

HBOS plc, 6.75% Sub. Nts., 5/21/18[6]	200,000	220,103

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[6],[8]	250,000	257,498

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[6]	250,000	250,776

14      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Commercial Banks (Continued)

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[8,9]	$200,000	$215,729

Royal Bank of Scotland Group plc, 6.125% Sub. Nts., 12/15/22	250,000	275,461

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[6]	200,000	193,590

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000	208,716

		3,318,191

Consumer Finance—0.5%

Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	350,000	418,687

Navient Corp., 8.45% Sr. Unsec. Nts., 6/15/18	250,000	263,125

		681,812

Diversified Financial Services—0.1%

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[6]	200,000	191,000

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[7]	350,000	1,750

		192,750

Insurance—0.2%

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[6]	250,000	240,625

Real Estate Investment Trusts (REITs)—0.3%

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	364,000

Real Estate Management & Development—0.7%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[6]	200,000	214,172

Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[6]	250,000	252,500

Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/186,[7]	200,000	148,500

Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[6]	250,000	226,875

		842,047

Health Care—1.7%

Health Care Equipment & Supplies—0.6%

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[6]	400,000	328,000

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	389,400

		717,400

Health Care Providers & Services—0.8%

CHS/Community Health Systems, Inc., 8% Sr. Unsec. Nts., 11/15/19	250,000	254,375

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	250,000	249,844
5.75% Sr. Unsec. Nts., 8/15/22	100,000	104,000

Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	400,000	401,500

		1,009,719

Pharmaceuticals—0.3%

Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[6]	400,000	368,500

Industrials—2.4%

Aerospace & Defense—0.5%

Bombardier, Inc., 6.125% Sr. Unsec. Nts., 1/15/23[6]	350,000	263,375

15      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense (Continued)

TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	$350,000	$346,500

		609,875

Building Products—0.2%

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[6]	200,000	192,940

Construction & Engineering—0.0%

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[6,7]	335,000	25,125

Machinery—0.6%

Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[6]	250,000	208,750

Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	376,198

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	250,000	179,375

		764,323

Professional Services—0.3%

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[6]	350,000	349,125

Trading Companies & Distributors—0.7%

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	265,625

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	214,250

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	431,000

		910,875

Transportation Infrastructure—0.1%

Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[6]	147,000	155,085

Information Technology—1.1%

Communications Equipment—0.2%

Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	250,000	257,187

Avaya, Inc., 10.50% Sec. Nts., 3/1/21[6]	100,000	34,250

		291,437

Software—0.7%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[6]	300,000	316,689

Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[6]	300,000	303,750

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[6]	300,000	233,250

		853,689

Technology Hardware, Storage & Peripherals—0.2%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[6]	250,000	265,645

Materials—2.9%

Chemicals—0.3%

Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	250,000	165,625

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	250,000	161,250

		326,875

16      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Construction Materials—0.4%

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[6]	$550,000	$508,750

Containers & Packaging—0.3%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	360,062

Metals & Mining—1.8%

Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	250,000	252,500

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[6]	250,000	268,494

ArcelorMittal, 6.50% Sr. Unsec. Nts., 3/1/21	250,000	219,375

CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[6]	250,000	132,500

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[6]	200,000	194,109

First Quantum Minerals Ltd.:
6.75% Sr. Unsec. Nts., 2/15/20[6]	143,000	93,665
7.00% Sr. Unsec. Nts., 2/15/21[6]	143,000	91,609

FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[6]	250,000	218,750

Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[6]	200,000	207,322

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	350,000	342,125

Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[6]	250,000	191,300

		2,211,749

Paper & Forest Products—0.1%

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[6]	200,000	201,500

Telecommunication Services—3.7%

Diversified Telecommunication Services—2.2%

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	325,937

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[6]	250,000	245,469

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[6]	200,000	183,500
8.50% Sub. Perpetual Bonds[6,8,9]	450,000	399,825

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[6]	400,000	419,500

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	251,250

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	350,000	294,000

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	359,853

Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[6]	200,000	191,670

		2,671,004

Wireless Telecommunication Services—1.5%

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[6]	200,000	174,750

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[6]	200,000	174,500

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[6]	250,000	234,375

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[6]	200,000	204,250

SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[6]	250,000	250,000

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	350,000	282,625

VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[6]	350,000	360,682

Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[6]	250,000	241,875

		1,923,057

17      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Utilities—0.4%

Electric Utilities—0.2%

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		$250,000	$302,484

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[3,7]		250,000	—

			302,484

Independent Power and Renewable Electricity Producers—0.2%

Dynegy, Inc., 6.75% Sr. Unsec. Nts., 11/1/19		250,000	245,470

Total Non-Convertible Corporate Bonds and Notes (Cost $35,288,002)			30,695,395

Event-Linked Bonds—19.0%

Earthquake—4.7%

Acorn Re Ltd. Catastrophe Linked Nts., 3.663%, 7/17/18[6,8]		250,000	252,912

Azzurro RE I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[6,8]	EUR	450,000	474,782

Bosphorus Ltd. Catastrophe Linked Nts., 3.579%, 8/17/18[8,10]		250,000	248,837

Bosphorus Re Ltd. Catastrophe Linked Nts., 2.668%, 5/3/16[6,8]		356,000	355,546

Golden State RE II Ltd. Catastrophe Linked Nts., 2.378%, 1/8/19[6,8]		500,000	498,875

Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[8,10]	JPY	70,000,000	569,866
2.418%, 4/6/18[6,8]		440,000	442,486
2.668%, 4/6/18[8,10]		250,000	251,837

Lakeside Re III Ltd. Catastrophe Linked Nts., 8.168%, 1/8/16[6,8]		250,000	250,881

Merna Re V Ltd. Catastrophe Linked Nts., 2.168%, 4/7/17[6,8]		250,000	249,888

Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.668%, 4/8/16[8,10]		250,000	250,781

Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.168%, 4/9/18[6,8]		250,000	249,113

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 8.168%, 12/4/15[6,8]		250,000	250,831

Nakama Re Ltd. Catastrophe Linked Nts.:
2.293%, 1/16/19[8,10]		250,000	250,588
2.668%, 4/13/18[6,8]		250,000	251,888
2.918%, 9/29/16[6,8]		250,000	251,481
3.043%, 1/16/20[8,10]		250,000	251,513

Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[6,8]		500,000	497,875

			5,849,980

Longevity—0.4%

Vita Capital V Ltd. Catastrophe Linked Nts., 3.563%, 1/15/17[6,8]		500,000	506,675

Multiple Event—6.0%

Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.516%, 1/17/19[6,8]		500,000	510,925

Blue Danube II Ltd. Catastrophe Linked Nts., 4.562%, 5/23/16[6,8]		397,000	397,010

Caelus Re 2013 Ltd. Catastrophe Linked Nts.:
5.418%, 3/7/16[6,8]		250,000	252,531
7.018%, 4/7/17[6,8]		410,000	423,550

Citrus Re Ltd. Catastrophe Linked Nts.:
4.453%, 4/24/17[6,8]		250,000	252,012
4.633%, 4/18/17[6,8]		250,000	251,037

Cranberry Re Ltd. Catastrophe Linked Nts., 3.973%, 7/6/18[6,8]		250,000	255,937

East Lane Re VI Ltd. Catastrophe Linked Nts., 2.923%, 3/14/18[6,8]		250,000	248,187

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.668%, 4/30/18[6,8]		250,000	248,462
4.918%, 4/30/18[6,8]		250,000	250,612

PennUnion Re Ltd. Catastrophe Linked Nts., 4.668%, 12/7/18[6,8]		250,000	250,937

18      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount		Value

Multiple Event (Continued)

Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts., 9.073%, 12/7/15[6,8]		$250,000	$250,500

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.673%, 12/6/16[6,8]		500,000	506,925
5.923%, 12/6/16[6,8]		250,000	255,513
8.173%, 6/6/16[6,8]		500,000	514,225

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.423%, 12/6/17[6,8]		250,000	250,538

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 3.673%, 6/6/18[6,8]		500,000	503,925

Riverfront Re Ltd. Catastrophe Linked Nts., 4.173%, 1/6/17[6,8]		250,000	249,163

Sanders Re Ltd. Catastrophe Linked Nts.:
3.173%, 5/25/18[6,8]		250,000	246,563
3.413%, 5/25/18[6,8]		250,000	247,413
4.013%, 6/7/17[6,8]		250,000	253,363

Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[6,8]		250,000	249,863
6.713%, 1/9/17[6,8]		300,000	304,545

VenTerra Re Ltd. Catastrophe Linked Nts., 3.918%, 1/9/17[6,8]		250,000	251,063

			7,424,799

Other—1.5%

Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[6,8]	EUR	250,000	264,507
3.35%, 1/8/20[6,8]	EUR	500,000	532,845

Vitality Re IV Ltd. Catastrophe Linked Nts., 3.918%, 1/9/17[6,8]		250,000	255,087

Vitality Re V Ltd. Catastrophe Linked Nts., 1.918%, 1/7/19[6,8]		500,000	496,625

Vitality Re VI Ltd. Catastrophe Linked Nts., 2.268%, 1/8/18[8,10]		250,000	250,513

			1,799,577

Windstorm—6.4%

Akibare II Ltd. Catastrophe Linked Nts., 3.918%, 4/13/16[6,8]		625,000	629,828

Alamo Re Ltd. Catastrophe Linked Nts.:
4.768%, 6/7/19[6,8]		250,000	258,262
5.408%, 6/7/17[6,8]		250,000	257,512

Aozora Re Ltd. Catastrophe Linked Nts., 2.168%, 4/7/17[6,8]	JPY	25,500,000	206,486

Armor Re Ltd. Catastrophe Linked Nts., 4.248%, 12/15/16[6,8]		500,000	500,812

Calypso Capital II Ltd. Catastrophe Linked Nts., 2.60%, 1/9/17[6,8]	EUR	250,000	264,798

East Lane Re V Ltd. Catastrophe Linked Nts., 10.923%, 3/16/16[6,8]		500,000	513,462

Everglades Re II Ltd. Catastrophe Linked Nts., 5.323%, 5/3/18[6,8]		250,000	255,113

Everglades Re Ltd. Catastrophe Linked Nts.:
7.623%, 4/28/17[6,8]		250,000	258,787
9.653%, 3/28/16[6,8]		625,000	640,469

Gator Re Ltd. Catastrophe Linked Nts., 6.858%, 1/9/17[6,8]		500,000	481,925

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[6,8]	EUR	319,000	337,039

Ibis Re II Ltd. Catastrophe Linked Nts., 4.168%, 6/28/16[6,8]		255,000	257,811

Lion I Re Ltd. Catastrophe Linked Nts., 2.36%, 4/28/17[6,8]	EUR	250,000	263,794

Longpoint Re Ltd. III Catastrophe Linked Nts., 4.368%, 5/18/16[6,8]		500,000	504,463

Manatee Re Ltd. Catastrophe Linked Nts., 5.168%, 12/22/17[6,8]		250,000	252,338

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.: 7.668%, 12/4/15[8,10]		250,000	50,781

19      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Windstorm (Continued)

MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts.: (Continued)
7.918%, 12/4/15[6,8]	$ 250,000	$250,681

Pelican III Re Ltd. Catastrophe Linked Nts., 6.168%, 4/16/18[6,8]	250,000	253,063

Pelican Re Ltd. Catastrophe Linked Nts., 6.168%, 5/15/17[6,8]	250,000	258,038

Queen City Re Catastrophe Linked Nts., 3.673%, 1/6/17[6,8]	500,000	498,725

Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.673%, 6/8/16[6,8]	262,000	262,007

Tar Heel Re Ltd. Catastrophe Linked Nts., 8.673%, 5/9/16[6,8]	500,000	514,575

		7,970,769

Total Event-Linked Bonds (Cost $23,984,821)		23,551,800

	Shares

Investment Companies—10.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[11,12]	425,592	425,592

Oppenheimer Master Loan Fund, LLC[11]	420,915	6,085,361

PowerShares Senior Loan Portfolio Exchange Traded Fund	264,515	6,001,846

Total Investment Companies (Cost $13,477,912)		12,512,799

Short-Term Note—25.3%

United States—25.3%
United States Treasury Bills, 0.187%, 3/10/16[13,14,15]
(Cost $31,483,813)	31,500,000	31,486,864

Total Investments, at Value (Cost $119,077,039)	90.9%	112,983,090

Net Other Assets (Liabilities)	9.1	11,294,472

Net Assets	100.0%	$124,277,562

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Security received as the result of issuer reorganization.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $508,872 or 0.41% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,567,325 or 29.42% of the Fund’s net assets at period end.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Represents the current interest rate for a variable or increasing rate security.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Restricted security. The aggregate value of restricted securities at period end was $2,124,716, which represents 1.71% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

20      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Bosphorus Ltd. Catastrophe Linked Nts., 3.579%, 8/17/18	8/11/15	$250,000	$248,837	$(1,163)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2%, 4/5/19	3/20/15 - 10/9/15	582,319	569,866	(12,453)
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.668%, 4/6/18	7/1/14	251,273	251,837	564
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.668%, 4/8/16	10/7/14	250,615	250,781	166
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 7.668%, 12/4/15	12/7/12	250,024	50,781	(199,243)
Nakama Re Ltd. Catastrophe Linked Nts., 2.293%, 1/16/19	12/12/14	250,000	250,588	588
Nakama Re Ltd. Catastrophe Linked Nts., 3.043%, 1/16/20	10/9/15	250,971	251,513	542
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.268%, 1/8/18	1/21/15	250,000	250,513	513

		$2,335,202	$2,124,716	$(210,486)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares November 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	—	73,366,722	72,941,130	425,592
Oppenheimer Master Loan Fund, LLC	431,710	16,205	27,000	420,915

		Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$425,592	$1,651	$—
Oppenheimer Master Loan Fund, LLC		6,085,361	165,959 [b]	18,496 [b]

Total		$6,510,953	$167,610	$18,496

 a. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of accompanying Consolidated Notes.

 b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield at period end.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,064,470. See Note 6 of the accompanying Consolidated Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,499,957. See Note 6 of the accompanying Consolidated Notes.

15. Zero coupon bond reflects effective yield on the date of purchase.

21      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$88,050,668	77.9%
Japan	3,104,085	2.8
Bermuda	2,151,617	1.9
Cayman Islands	2,010,150	1.8
Supranational	1,717,399	1.5
Russia	1,661,781	1.5
Brazil	1,560,316	1.4
France	1,381,891	1.2
Mexico	1,253,984	1.1
Colombia	1,205,995	1.1
Eurozone	1,003,374	0.9
Turkey	842,813	0.7
China	830,901	0.7
India	790,923	0.7
United Kingdom	704,314	0.6
Chile	578,250	0.5
Luxembourg	503,000	0.4
Italy	492,651	0.4
Canada	448,649	0.4
Barbados	419,500	0.4
Macau	407,250	0.4
Ireland	381,821	0.3
Argentina	347,885	0.3
Jersey, Channel Islands	239,220	0.2
Australia	218,750	0.2
Peru	191,000	0.2
Ukraine	182,040	0.2
Jamaica	174,750	0.2
Venezuela	128,113	0.1

Total	$112,983,090	100.0%

Forward Currency Exchange Contracts as of November 30, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BNP	01/2016	USD	1,297	NOK	10,780	$57,258	$—
BOA	01/2016	NOK	20,840	USD	2,585	—	188,401
BOA	01/2016	USD	1,169	AUD	1,645	—	17,937
BOA	01/2016	USD	537	JPY	66,000	—	441
BOA	01/2016	USD	2,475	MXN	42,000	—	51,093
CITNA-B	01/2016	AUD	6,865	USD	4,941	18,333	5,494
CITNA-B	01/2016	CAD	3,290	USD	2,543	—	79,750
CITNA-B	01/2016	CHF	2,360	USD	2,434	—	132,469
CITNA-B	01/2016	GBP	1,650	USD	2,552	—	66,130
CITNA-B	01/2016	HUF	705,000	USD	2,535	—	138,819
CITNA-B	01/2016	MXN	84,000	USD	5,019	33,020	—
CITNA-B	01/2016	TRY	7,580	USD	2,457	112,011	—
CITNA-B	01/2016	USD	2,484	CAD	3,320	—	1,547
CITNA-B	01/2016	USD	2,537	CHF	2,415	181,822	—
CITNA-B	01/2016	USD	1,292	HUF	357,000	78,811	—
CITNA-B	01/2016	USD	3,744	MXN	62,500	570	15,150
CITNA-B	01/2016	USD	1,259	TRY	3,840	—	42,531

22      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

DEU	01/2016	NZD	3,830	USD	2,561	$—	$47,216
DEU	01/2016	USD	2,461	AUD	3,505	—	68,140
DEU	01/2016	USD	2,494	HUF	703,000	104,993	—
DEU	01/2016	USD	1,232	ZAR	17,000	65,749	—
DEU	01/2016	ZAR	34,200	USD	2,464	—	117,857
GSCO-OT	12/2015 - 01/2016	BRL	9,280	USD	2,444	—	58,000
GSCO-OT	12/2015	USD	1,251	BRL	4,640	51,398	—
HSBC	01/2016	JPY	149,000	USD	1,242	—	29,490
HSBC	01/2016	USD	1,271	GBP	835	13,243	—
JPM	01/2016	CAD	3,325	USD	2,485	5,211	—
JPM	01/2016	KRW	2,988,000	USD	2,563	9,252	—
JPM	01/2016	SEK	10,210	USD	1,241	—	68,880
JPM	01/2016	USD	3,751	CAD	4,955	40,579	—
JPM	01/2016	USD	2,498	EUR	2,200	169,996	—
JPM	01/2016	USD	4,954	GBP	3,290	4,456	6,300
JPM	01/2016	USD	2,501	JPY	301,000	51,745	—
JPM	01/2016	USD	3,756	KRW	4,400,000	—	31,749
JPM	01/2016	USD	2,456	NOK	20,580	89,361	—
JPM	01/2016	USD	1,290	NZD	1,985	—	12,691
JPM	01/2016	USD	2,462	SEK	20,900	61,646	—
JPM	01/2016	USD	2,469	ZAR	34,370	111,031	—
MSCO	01/2016	EUR	1,095	USD	1,236	—	77,073
MSCO	01/2016	USD	1,188	CHF	1,145	71,201	—
MSCO	01/2016	USD	2,292	EUR	2,031	142,955	—
RBS	01/2016	USD	250	JPY	30,000	5,823	—
TDB	12/2015	BRL	4,640	USD	1,171	28,609	—
TDB	01/2016	GBP	1,650	USD	2,499	—	13,318
TDB	12/2015	USD	1,205	BRL	4,640	5,731	—

Total Unrealized Appreciation and Depreciation						$1,514,804	$1,270,476

Futures Contracts as of November 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CAC40 10 Index	PAR	Sell	12/18/15	318	$16,651,312	$(138,102)
CBOE Volatility Index	CBE	Sell	12/16/15	96	1,629,600	(32,723)
Coffee “C”*	NYB	Sell	3/18/16	16	717,900	14,728
Cotton No. 2*	NYB	Buy	3/8/16	23	720,360	1,108
FTSE 100 Index	LIF	Sell	12/18/15	172	16,456,100	(758,262)
Gas Oil*	NYM	Buy	12/31/15	13	713,567	(28,675)
Gold (100 oz.)*	CMX	Sell	2/25/16	8	852,240	(10,919)
Lean Hogs*	CME	Buy	12/14/15	31	724,470	(89,001)
Live Cattle*	CME	Sell	12/31/15	13	676,260	7,873
Natural Gas*	NYM	Sell	12/29/15	29	648,150	57,122
Russell 2000 Mini Index	NYF	Sell	12/18/15	262	31,332,580	(362,342)
S&P 500 E-Mini Index	CME	Buy	12/18/15	195	20,278,050	663,856
S&P/TSX60 Index	MON	Sell	12/17/15	28	3,318,192	(14,349)
Silver*	CMX	Buy	1/27/16	9	632,655	(59,916)
Soybean*	CBT	Buy	1/14/16	17	748,850	(15,549)
SPI 200 Index	SFE	Sell	12/17/15	39	3,656,752	(83,963)
Sugar #11 World*	NYB	Sell	2/29/16	45	752,472	(90,851)

23      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	3/21/16	1	$154,000	$(43)
United States Treasury Long Bonds	CBT	Sell	3/21/16	81	12,474,000	(34,573)
United States Treasury Nts., 2 yr.	CBT	Sell	3/31/16	9	1,957,922	824
United States Treasury Nts., 10 yr.	CBT	Sell	3/21/16	5	632,188	186
WTI Crude Oil*	NYM	Sell	12/21/15	20	833,000	55,523
Zinc*	LME	Sell	12/15/15	17	659,600	54,346

						$(863,702)

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at November 30, 2015
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

EUR Currency Call	BOA	USD 1.058	12/4/15	EUR (1,955,000)	$18,771	$(13,234)

EUR Currency Put	BOA	USD 1.058	12/4/15	EUR (1,955,000)	18,463	(16,449)

EUR Currency Call	GSG	USD 1.058	12/7/15	EUR (1,955,000)	18,290	(17,851)

EUR Currency Put	GSG	USD 1.058	12/7/15	EUR (1,955,000)	17,892	(21,374)

Total of Over-the-Counter Options Written					$73,416	$(68,908)

Centrally Cleared Credit Default Swaps at November 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.25	Buy	5.000%	12/20/20	USD 12,697	$(26,099)	$(512,842)

Over-the-Counter Credit Default Swaps at November 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Assured Guaranty Corp.	GSG	Sell	5.000%	12/20/20	USD 3,170	$(299,265)	$281,556

CSX Corp.	JPM	Buy	1.000	12/20/20	USD 3,140	111,934	(113,518)

Darden Restaurants, Inc.	GSG	Buy	1.000	12/20/20	USD 3,140	12,918	3,622

Expedia, Inc.	GSG	Sell	1.000	12/20/20	USD 3,170	(12,024)	16,342

Ford Motor Co.	BNP	Sell	5.000	12/20/20	USD 3,170	(574,460)	620,997

Freeport-McMoRan, Inc.	CITNA-B	Sell	1.000	12/20/20	USD 3,140	593,789	(906,394)

Gap, Inc. (The)	JPM	Buy	1.000	12/20/20	USD 3,170	(124,979)	182,746

General Electric Capital Corp.	BOA	Sell	1.000	12/20/20	USD 3,140	(101,071)	103,315

International Business Machines Corp.	JPM	Buy	1.000	12/20/20	USD 3,140	66,675	(79,089)

Kohl’s Corp.	BAC	Buy	1.000	12/20/20	USD 1,630	(46,263)	60,753

Kohl’s Corp.	BNP	Buy	1.000	12/20/20	USD 1,540	(36,896)	61,290

Macy’s, Inc.	JPM	Buy	1.000	12/20/20	USD 3,140	(65,697)	119,819

Mckesson Corp.	CITNA-B	Buy	1.000	12/20/20	USD 3,170	115,111	(129,882)

24      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Motorola Solutions, Inc.	BNP	Sell	1.000%	12/20/20	USD 1,540	$44,919	$(43,214)

Motorola Solutions, Inc.	FIB	Sell	1.000	12/20/20	USD 1,630	34,650	(41,621)

Nabors Industries, Inc.	FIB	Sell	1.000	12/20/20	USD 3,140	423,082	(486,147)

Newmont Mining Corp.	BNP	Sell	1.000	12/20/20	USD 3,140	110,322	(264,116)

Southwest Airlines Co.	CITNA-B	Sell	1.000	12/20/20	USD 3,170	(67,187)	92,081

Time Warner, Inc.	JPM	Buy	1.000	12/20/20	USD 3,170	40,469	12,105

Wal-Mart Stores, Inc.	CITNA-B	Buy	1.000	12/20/20	USD 3,140	105,516	(117,079)

Weatherford International Ltd.	FIB	Sell	1.000	12/20/20	USD 3,140	588,691	(638,103)

Yum! Brands, Inc.	CITNA-B	Buy	1.000	12/20/20	USD 3,140	(152,392)	175,565

Total Over-the-Counter Credit Default Swaps						$767,842	$(1,088,972)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$ 28,410,000	$—	BBB- to AA+

Non-Investment Grade Single Name Corporate Debt	3,140,000	-	BB+

Total	$31,550,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at November 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value

BAC	Pay	Three- Month SEK STIBOR SIDE	1.365%	8/10/25	SEK 1,225	$—	$1,407

BAC	Pay	Three- Month SEK STIBOR SIDE	1.415	9/18/25	SEK 625	—	901

25      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BAC	Pay	Three- Month SEK STIBOR SIDE	1.418%	11/12/25	SEK	800	$—	$772

BAC	Pay	Three- Month SEK STIBOR SIDE	1.630	7/3/25	SEK	77,580	22,500	343,658

BOA	Receive	Three- Month NZD BBR FRA	3.660	11/12/25	NZD	13,970	—	(91,531)

BOA	Pay	Three- Month USD BBA LIBOR	2.187	9/8/25	USD	145	—	2,364

JPM	Receive	Three- Month USD BBA LIBOR	2.350	7/10/25	USD	9,180	(2,956)	331,858

JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	1,111,000	—	(157,378)

JPM	Pay	Three- Month USD BBA LIBOR	2.295	9/18/25	USD	255	—	6,516

JPM	Receive	Six-Month JPY BBA LIBOR	0.550	9/18/25	JPY	26,000	—	(2,408)

Total Centrally Cleared Interest Rate Swaps							$19,544	$436,159

Over-the-Counter Total Return Swaps at November 30, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBSW plus 50 basis points	3/10/16	AUD	8,910	$42,292

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	8,244	(117,803)

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	11/11/16	HKD	49,460	(241,624)

GSOPRUSS Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 5 basis points	11/8/16	USD	30,637	300,122

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	11/8/16	USD	24,136	(350,866)

HIZ5 Index	GSG	Pay	No Floating Rate	1/8/16	HKD	47,254	160,612

26      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

JPCMOLNG Custom Basket	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	5/6/16	USD	9,401	$(198,095)

JPCMOSHR Custom Basket	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	5/6/16	USD	9,570	73,356

MLTROPFR Custom Basket	BOA	Receive	One-Month EUR EURIBOR plus 29 basis points	10/6/16	EUR	15,721	59,169

MLTROPUK Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	10/6/16	GBP	10,832	(1,446)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	22,486	208,196

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	10/7/16	USD	2,045	18,936

Total Over-the-Counter Total Return Swaps							$(47,151)

*  Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at November 30, 2015
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

CHF/JPY spot exchange rate	DEU	Pay	9.500	12/9/15	CHF	4,700	$9,913

CHF/JPY spot exchange rate	HSBC	Pay	8.700	12/7/15	CHF	4,700	9,822

CHF/JPY spot exchange rate	DEU	Pay	9.150	12/7/15	CHF	4,700	11,375

EUR/JPY spot exchange rate	JPM	Pay	8.650	12/14/15	EUR	4,400	2,557

EUR/JPY spot exchange rate	BOA	Pay	9.500	12/10/15	EUR	4,400	7,949

EUR/JPY spot exchange rate	BOA	Pay	8.950	12/14/15	EUR	4,400	3,301

EUR/JPY spot exchange rate	DEU	Pay	9.700	12/24/15	EUR	4,400	4,416

EUR/JPY spot exchange rate	HSBC	Pay	8.650	12/17/15	EUR	4,400	1,860

EUR/USD spot exchange rate	HSBC	Pay	12.300	12/21/15	USD	4,800	2,400

GBP/CHF spot exchange rate	BOA	Pay	9.850	12/7/15	GBP	3,100	8,264

GBP/CHF spot exchange rate	BOA	Pay	8.500	12/16/15	GBP	3,100	(1,401)

iShares MSCI Emerging Markets	GSG	Receive	1,258.830	1/4/16	USD	391	(294,325)

iShares MSCI Emerging Markets	GSG	Pay	1,110.220	1/5/16	USD	416	260,795

iShares MSCI Emerging Markets	GSG	Receive	1,093.620	1/6/16	USD	420	(252,739)

iShares MSCI Emerging Markets	GSG	Pay	1,230.610	1/4/16	USD	395	286,189

27      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Volatility Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date	Notional Amount		Value

iShares MSCI Emerging Markets	GSG	Receive	1,137.040	1/5/16	USD	411	$(268,679)

iShares MSCI Emerging Markets	GSG	Pay	1,067.330	1/6/16	USD	425	244,575

iShares MSCI Emerging Markets	GSG	Pay	1,090.980	1/7/16	USD	420	258,065

iShares MSCI Emerging Markets	GSG	Pay	879.122	1/7/16	USD	468	193,499

iShares MSCI Emerging Markets	GSG	Receive	918.090	1/7/16	USD	458	(207,208)

iShares MSCI Emerging Markets	GSG	Receive	1,117.560	1/7/16	USD	415	(266,023)

USD/CHF spot exchange rate	BOA	Pay	12.300	12/28/15	USD	4,800	(960)

USD/CHF spot exchange rate	BOA	Pay	11.950	12/24/15	USD	4,800	(1,200)

USD/CHF spot exchange rate	BOA	Pay	10.700	12/18/15	USD	4,800	(4,560)

USD/CHF spot exchange rate	HSBC	Pay	10.400	12/14/15	USD	4,800	(3,984)

USD/NOK spot exchange rate	CITNA-B	Pay	13.100	1/4/16	USD	4,800	—

Total Over-the-Counter Volatility Swaps							$3,901

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar

28      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDX.HY.25	Markit CDX Yield Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate
GSEHOPHK	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
HIZ5	The Hang Seng Index Futures
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
MLTROPFR	Custom Basket of Securities
MLTROPUK	Custom Basket of Securities
OEX	S&P 100 Index
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

29      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES November 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $112,157,014)	$106,472,137
Affiliated companies (cost $6,920,025)	6,510,953

112,983,090

Cash	8,899,475

Cash used for collateral on futures	637,150

Cash used for collateral on centrally cleared swaps	1,247,906

Unrealized appreciation on forward currency exchange contracts	1,514,804

Swaps, at value (net premiums paid $1,426,847)	3,897,854

Centrally cleared swaps, at value (net premiums received $19,544)	687,476

Receivables and other assets:
Interest and dividends	866,862
Investments sold	641,058
Variation margin receivable	333,529
Shares of beneficial interest sold	25,184
Other	559,972

Total assets	132,294,360

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,270,476

Options written, at value (premiums received $73,416)	68,908

Swaps, at value (premiums received $2,194,689)	5,030,076

Centrally cleared swaps, at value (premiums paid $26,099)	764,159

Payables and other liabilities:
Investments purchased	356,221
Variation margin payable	285,938
Shareholder communications	6,253
Shares of beneficial interest redeemed	5,034
Distribution and service plan fees	2,443
Trustees’ compensation	2,127
Other	225,163

Total liabilities	8,016,798

Net Assets	$124,277,562

Composition of Net Assets
Par value of shares of beneficial interest	$4,822

Additional paid-in capital	127,306,994

Accumulated net investment income	5,431,205

Accumulated net realized loss on investments and foreign currency transactions	(1,126,311)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,339,148)

Net Assets	$124,277,562

30      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $9,055,252 and 353,923 shares of beneficial interest outstanding)	$25.59
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.15

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,826,668 and 112,725 shares of beneficial interest outstanding)	$25.08

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $107,129,448 and 4,148,901 shares of beneficial interest outstanding)	$25.82

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,266,194 and 206,789 shares of beneficial interest outstanding)	$25.47

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2015 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$165,747
Dividends	212
Net expenses	(10,619)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	155,340

Investment Income
Interest (net of foreign withholding taxes of $176)	1,563,476

Dividends:
Unaffiliated companies	264,947
Affiliated companies	1,651

Total investment income	1,830,074

Expenses
Management fees	561,252

Distribution and service plan fees:
Class A	6,408
Class C	13,521

Transfer and shareholder servicing agent fees:
Class A	13,261
Class C	2,978
Class I	15,730
Class Y	5,553

Shareholder communications:
Class A	8,465
Class C	3,024
Class I	83
Class Y	1,294

Custodian fees and expenses	42,343

Legal, auditing and other professional fees	36,133

Trustees’ compensation	7,245

Borrowing fees	725

Other	24,208

Total expenses	742,223
Less reduction to custodian expenses	(137)
Less waivers and reimbursements of expenses	(55,384)

Net expenses	686,702

Net Investment Income	1,298,712

1.  The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes.

See Note 1 of the accompanying Consolidated Notes.

32      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(730,144)
Closing and expiration of option contracts written	1,595,742
Closing and expiration of futures contracts	2,090,352
Foreign currency transactions	9,013,354
Swap contracts	(15,581,827)

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(18,496)

Net realized loss	(3,631,019)

Net change in unrealized appreciation/depreciation on:
Investments	(3,138,436)
Translation of assets and liabilities denominated in foreign currencies	1,373,424
Futures contracts	(176,686)
Option contracts written	13,720
Swap contracts	(582,179)

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan Fund, LLC	(284,120)

Net change in unrealized appreciation/depreciation	(2,794,277)

Net Decrease in Net Assets Resulting from Operations	$(5,126,584)

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]

Operations
Net investment income	$1,298,712	$2,330,543

Net realized gain (loss)	(3,631,019)	8,141,920

Net change in unrealized appreciation/depreciation	(2,794,277)	(5,381,082)

Net increase (decrease) in net assets resulting from operations	(5,126,584)	5,091,381

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(942,124)
Class C	—	(88,842)
Class I	—	(4,467,527)
Class Y	—	(153,707)

	—	(5,652,200)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,419,211)	(6,260,738)
Class C	332,530	740,893
Class I	6,431,551	40,364,744
Class Y	(375,846)	5,397,517

	969,024	40,242,416

Net Assets
Total increase (decrease)	(4,157,560)	39,681,597

Beginning of period	128,435,122	88,753,525

End of period (including accumulated net investment income of $5,431,205 and $4,132,493, respectively)	$124,277,562	$128,435,122

1.  May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$26.68	$26.93	$25.74	$24.84	$28.68	$26.04

Income (loss) from investment operations:
Net investment income[2]	0.25	0.46	0.55	1.12	1.28	1.93
Net realized and unrealized gain (loss)	(1.34)	0.61	0.77	0.72	(4.04)	0.71

Total from investment operations	(1.09)	1.07	1.32	1.84	(2.76)	2.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(1.32)	(0.13)	(0.94)	(1.08)	0.00

Net asset value, end of period	$25.59	$26.68	$26.93	$25.74	$24.84	$28.68

Total Return, at Net Asset Value[3]	(4.09)%	4.10%	5.16%	7.52%	(9.66)%	10.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,055	$15,016	$21,494	$19,034	$16,777	$19,212

Average net assets (in thousands)	$11,996	$17,929	$19,776	$17,966	$17,468	$18,525

Ratios to average net assets:[4,5]
Net investment income	1.94%	1.72%	2.11%	4.34%	4.89%	6.96%
Expenses excluding interest and fees from borrowings	1.56%	1.43%	1.66%	1.68%	1.96%	1.72%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.56%	1.43%	1.66%	1.68%	1.96%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%	1.34%	1.32%	1.32%	1.47%	1.68%

Portfolio turnover rate	35%	48%	59%[8]	58%[8]	253%[8]	243%

35      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	1.56%
Year Ended May 29, 2015	1.43%
Year Ended May 30, 2014	1.68%
Year Ended May 31, 2013	1.71%
Year Ended May 31, 2012	1.97%
Year Ended May 31, 2011	1.76%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Year Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class C	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.26	$26.54	$25.56	$24.77	$ 24.82

Income (loss) from investment operations:
Net investment income[3]	0.13	0.24	0.34	0.75	0.35
Net realized and unrealized gain (loss)	(1.31)	0.60	0.77	0.86	(0.40)

Total from investment operations	(1.18)	0.84	1.11	1.61	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(1.12)	(0.13)	(0.82)	0.00

Net asset value, end of period	$25.08	$26.26	$26.54	$25.56	$ 24.77

Total Return, at Net Asset Value[4]	(4.46)%	3.24%	4.38%	6.59%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,827	$2,617	$1,893	$637	$ 38

Average net assets (in thousands)	$2,709	$2,211	$1,460	$252	$ 25

Ratios to average net assets:[5,6]
Net investment income	1.05%	0.91%	1.34%	2.95%	4.20%
Expenses excluding interest and fees from borrowings	2.54%	2.63%	3.51%	6.58%	10.44%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	2.54%	2.63%	3.51%	6.58%	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.18%	2.16%	2.21%	2.22%	2.23%

Portfolio turnover rate	35%	48%	59%[9]	58%[9]	253%[9]

37      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	2.54%
Year Ended May 29, 2015	2.63%
Year Ended May 30, 2014	3.53%
Year Ended May 31, 2013	6.61%
Period Ended May 31, 2012	10.45%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class I	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.89	$27.12	$25.86	$24.86	$ 24.82

Income (loss) from investment operations:
Net investment income[3]	0.28	0.53	0.62	0.71	0.43
Net realized and unrealized gain (loss)	(1.35)	0.64	0.77	1.19	(0.39)

Total from investment operations	(1.07)	1.17	1.39	1.90	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(1.40)	(0.13)	(0.90)	0.00

Net asset value, end of period	$25.82	$26.89	$27.12	$25.86	$ 24.86

Total Return, at Net Asset Value[4]	(3.94)%	4.38%	5.45%	7.81%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,130	$104,947	$64,914	$45,183	$ 10

Average net assets (in thousands)	$104,869	$98,039	$48,915	$1,638	$ 10

Ratios to average net assets:[5,6]
Net investment income	2.13%	1.98%	2.38%	3.34%	5.15%
Expenses excluding interest and fees from borrowings	1.13%	1.10%	1.45%	1.18%	2.30%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.13%	1.10%	1.45%	1.18%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.03%	1.11%	1.13%	1.16%

Portfolio turnover rate	35%	48%	59%[9]	58%[9]	253%[9]

39      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	1.13%
Year Ended May 29, 2015	1.10%
Year Ended May 30, 2014	1.47%
Year Ended May 31, 2013	1.21%
Period Ended May 31, 2012	2.31%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class Y	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Period Ended May 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$26.55	$26.82	$25.61	$24.85	$24.82

Income (loss) from investment operations:
Net investment income[3]	0.27	0.49	0.58	0.93	0.42
Net realized and unrealized gain (loss)	(1.35)	0.61	0.76	0.85	(0.39)

Total from investment operations	(1.08)	1.10	1.34	1.78	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(1.37)	(0.13)	(1.02)	0.00

Net asset value, end of period	$25.47	$26.55	$26.82	$25.61	$24.85

Total Return, at Net Asset Value[4]	(4.03)%	4.21%	5.27%	7.33%	0.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,266	$5,855	$453	$337	$10

Average net assets (in thousands)	$5,044	$3,235	$418	$16,385	$10

Ratios to average net assets:[5,6]
Net investment income	2.08%	1.85%	2.23%	3.56%	4.99%
Expenses excluding interest and fees from borrowings	1.37%	1.37%	1.96%	1.31%	2.26%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.37%	1.37%	1.96%	1.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.23%	1.24%	1.21%	1.31%

Portfolio turnover rate	35%	48%	59%[9]	58%[9]	253%[9]

41      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to May 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2015	1.37%
Year Ended May 29, 2015	1.37%
Year Ended May 30, 2014	1.98%
Year Ended May 31, 2013	1.34%
Period Ended May 31, 2012	2.28%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 31, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486
Period Ended May 31, 2012	$2,523,236	$2,525,531

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS November 30, 2015 Unaudited

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 82.7% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

43      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 11,271 shares with net assets of $7,498,075 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$7,498,075
Net income (loss)	$(48,391)
Net realized gain (loss)	$395,012
Net change in unrealized appreciation/depreciation	$(155,600)

* At period end, all investments held in the subsidiary are derivatives, which are valued at net unrealized appreciation/depreciation.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.

44      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

 The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

45      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

 Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

 During the fiscal year ended May 29, 2015, the Fund utilized $3,493,417 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $7,408 were deferred. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

 At period end, it is estimated that the capital loss carryforwards would be $3,631,019 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

46      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$119,080,530
Federal tax cost of other investments	(69,247,011)

Total federal tax cost	$49,833,519

Gross unrealized appreciation	$4,878,515
Gross unrealized depreciation	(12,283,073)

Net unrealized depreciation	$(7,404,558)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

47      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a

48      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

49      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,122,344	$—	$—	$1,122,344
Consumer Staples	1,485,269	—	—	1,485,269
Energy	296,931	—	—	296,931
Financials	2,524,704	—	—	2,524,704
Health Care	1,498,227	—	26,090	1,524,317
Industrials	765,527	—	—	765,527
Information Technology	3,513,649	—	—	3,513,649
Materials	1,124,393	—	—	1,124,393
Telecommunication Services	774,658	—	—	774,658

50      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Utilities	$1,095,568	$—	$—	$1,095,568
Mortgage-Backed Obligations	—	508,872	—	508,872
Non-Convertible Corporate Bonds and Notes	—	30,695,395	—	30,695,395
Event-Linked Bonds	—	23,551,800	—	23,551,800
Investment Companies	6,427,438	6,085,361	—	12,512,799
Short-Term Note	—	31,486,864	—	31,486,864

Total Investments, at Value	20,628,708	92,328,292	26,090	112,983,090
Other Financial Instruments:
Swaps, at value	—	3,897,854	—	3,897,854
Centrally cleared swaps, at value	—	687,476	—	687,476
Futures contracts	855,566	—	—	855,566
Forward currency exchange contracts	—	1,514,804	—	1,514,804

Total Assets	$21,484,274	$98,428,426	$26,090	$119,938,790

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(5,030,076)	$—	$(5,030,076)
Centrally cleared swaps, at value	—	(764,159)	—	(764,159)
Options written, at value	—	(68,908)	—	(68,908)
Futures contracts	(1,719,268)	—	—	(1,719,268)
Forward currency exchange contracts	—	(1,270,476)	—	(1,270,476)

Total Liabilities	$(1,719,268)	$(7,133,619)	$—	$(8,852,887)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region

51      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the

52      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

4. Investments and Risks (Continued)

Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.5% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different

53      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,099,057
Market Value	$257,875
Market Value as % of Net Assets	0.21%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

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5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

55      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $41,154,096 and $48,751,720, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the

56      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $20,140,308 and $60,699,171 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally

57      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $24,620 and $32,554 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of May 29, 2015	11,760,000	$96,547
Options written	10,079,170,000	1,572,611
Options closed or expired	(10,083,110,000)	(1,595,742)
Options exercised	—	—

Options outstanding as of November 30, 2015	7,820,000	$73,416

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction

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6. Use of Derivatives (Continued)

(“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the

59      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $37,921,586 and $24,910,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $18,683,840 and $18,923,574 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

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6. Use of Derivatives (Continued)

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $86,347,002 and $36,962,321 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

61      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $50,134 and $36,241 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out

62      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

6. Use of Derivatives (Continued)

netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,387,773.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

63      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$181,998	$(181,998)	$—	$—	$—
Barclays Bank plc	60,753	—	—	—	60,753
BNP Paribas	739,545	(307,330)	(432,215)	—	—
Citibank NA	734,505	(734,505)	—	—	—
Deutsche Bank AG	196,446	(196,446)	—	—	—
Goldman Sachs Bank USA	51,398	(51,398)	—	—	—
Goldman Sachs Group, Inc. (The)	2,232,509	(1,920,689)	(311,820)	—	—
HSBC Bank USA NA	27,325	(27,325)	—	—	—
JPMorgan Chase Bank NA	933,860	(510,322)	(341,374)	—	82,164
Morgan Stanley Capital Services, Inc.	214,156	(77,073)	—	—	137,083
Royal Bank of Scotland plc (The)	5,823	—	—	—	5,823
Toronto Dominion Bank	34,340	(13,318)	—	—	21,022

	$5,412,658	$(4,020,404)	$(1,085,409)	$—	$306,845

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6. Use of Derivatives (Continued)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(297,122)	$181,998	$115,124	$—	$—
BNP Paribas	(307,330)	307,330	—	—	—
Citibank NA	(1,753,048)	734,505	749,687	—	(268,856)
Credit Suisse International	(1,165,871)	—	959,600	—	(206,271)
Deutsche Bank AG	(233,213)	196,446	36,767	—	—
Goldman Sachs Bank USA	(58,000)	51,398	—	—	(6,602)
Goldman Sachs Group, Inc. (The)	(1,920,689)	1,920,689	—	—	—
HSBC Bank USA NA	(33,474)	27,325	—	—	(6,149)
JPMorgan Chase Bank NA	(510,322)	510,322	—	—	—
Morgan Stanley Capital Services, Inc.	(77,073)	77,073	—	—	—
Toronto Dominion Bank	(13,318)	13,318	—	—	—

	$(6,369,460)	$4,020,404	$1,861,178	$—	$(487,878)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$1,730,191	Swaps, at value	$2,819,163
Equity contracts	Swaps, at value	862,683	Swaps, at value	909,834
Volatility contracts	Swaps, at value	1,304,980	Swaps, at value	1,301,079

65      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives (Continued)		Liability Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts			Centrally cleared swaps, at value	$512,842
Interest rate contracts	Centrally cleared swaps, at value	$687,476	Centrally cleared swaps, at value	251,317
Commodity contracts	Variation margin receivable	99,052 *	Variation margin payable	48,776 *
Equity contracts	Variation margin receivable	214,402 *	Variation margin payable	224,662 *
Interest rate contracts	Variation margin receivable	875 *	Variation margin payable	12,500 *
Volatility contracts	Variation margin receivable	19,200 *
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,514,804	Unrealized depreciation on forward currency exchange contracts	1,270,476
Forward currency exchange contracts			Options written, at value	68,908

Total		$6,433,663		$7,419,557

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Commodity contracts	$—	$395,012	$—	$—	$395,012
Credit contracts	—	—	—	(674,879)	(674,879)
Equity contracts	—	1,778,463	—	(3,847,940)	(2,069,477)
Forward currency exchange contracts	1,595,742	—	(2,528,966)	—	(933,224)
Interest rate contracts	—	(293,252)	—	(209,877)	(503,129)
Volatility contracts	—	210,129	—	(10,849,131)	(10,639,002)

Total	$1,595,742	$2,090,352	$(2,528,966)	$(15,581,827)	$(14,424,699)

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6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$—	$(155,600)	$—	$—	$(155,600)
Credit contracts	—	—	—	(191,288)	(191,288)
Equity contracts	—	121,810	—	(922,713)	(800,903)
Forward currency exchange contracts	13,720	—	1,466,982	—	1,480,702
Interest rate contracts	—	(34,606)	—	480,906	446,300
Volatility contracts	—	(108,290)	—	50,916	(57,374)

Total	$13,720	$(176,686)	$1,466,982	$(582,179)	$721,837

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2015		Year Ended May 29, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	41,890	$1,082,624	150,217	$4,007,831
Dividends and/or distributions reinvested	—	—	8,758	229,739
Redeemed	(250,702)	(6,501,835)	(394,348)	(10,498,308)

Net decrease	(208,812)	$(5,419,211)	(235,373)	$(6,260,738)

Class C
Sold	20,119	$512,188	45,924	$1,205,416
Dividends and/or distributions reinvested	—	—	3,389	87,885
Redeemed	(7,065)	(179,658)	(20,954)	(552,408)

Net increase	13,054	$332,530	28,359	$740,893

Class I
Sold	492,452	$12,871,929	1,746,942	$46,781,283
Dividends and/or distributions reinvested	—	—	169,253	4,466,963
Redeemed	(246,459)	(6,440,378)	(406,491)	(10,883,502)

Net increase	245,993	$6,431,551	1,509,704	$40,364,744

Class Y
Sold	66,747	$1,712,314	202,381	$5,366,587
Dividends and/or distributions reinvested	—	—	5,894	153,155
Redeemed	(80,493)	(2,088,160)	(4,620)	(122,225)

Net increase (decrease)	(13,746)	$(375,846)	203,655	$5,397,517

67      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued

1. May 29, 2015 represents the last business days of the Fund’s reporting period. See Note 2.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$31,433,382	$26,126,127

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which

68      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

9. Fees and Other Transactions with Affiliates (Continued)

shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

69      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 30, 2015	$940	$—	$75

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,304, $4,003 and $1,335 for Class A, Class C and Class Y, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $31,363.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,379 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

71      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

72      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multialternative category. The Board noted that the Fund’s one-year performance was better than its category median although its three-year and five-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multialternative funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses, if any) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares and 1.00% for Class I shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and

73      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

74      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

75      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Caleb Wong, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

76      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

77      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

78      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

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79      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Call Us

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0853.001.1115 January 21, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/15/2016